EXHIBIT 99.3

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

LENDINGTREE HOLDINGS CORP.

Tree Preferred Corp., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

FIRST: The name of the Corporation (prior to the effectiveness of this Amended and Restated Certificate of Incorporation) is Tree Preferred Corp.  The original Certificate of Incorporation of the Corporation (f/k/a “GRB, Inc.”) was filed with the Secretary of State of the State of Delaware on March 8, 2005.  A certificate of Amendment of the Certificate of Incorporation (changing the name of the Corporation from “GRB, Inc.” to “Tree Preferred Corp.”) was filed with the Secretary of State of the State of Delaware on June 12, 2008.

SECOND: Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, this Amended and Restated Certificate of Incorporation has been duly adopted and restates and integrates and further amends the provisions of the Certificate of Incorporation of the Corporation, as amended.

THIRD: The text of the Certificate of Incorporation of the Corporation, as amended, is hereby amended and restated in its entirety to read as follows:

ARTICLE I

The name of the corporation (which is hereinafter referred to as the “Corporation”) is:

LendingTree Holdings Corp.

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is c/o National Registered Agents, Inc., 160 Greentree Drive, Suite 101, City of Dover, County of Kent, State of Delaware 19904.  The name of the Corporation’s registered agent at such address is National Registered Agents, Inc.

ARTICLE III

The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized and incorporated under the General Corporation Law of the State of Delaware.

ARTICLE IV

The Corporation shall be authorized to issue 30,000 shares of capital stock, 10,000 shares of which shall be Common Stock, par value $0.01 per share (the “Common Stock”),  and 20,000 shares of which shall be Preferred Stock, par value $0.01 per share (the “Preferred Stock”).

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

Section 1.               Common Stock.

(a)           General.  The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors of the Corporation (the “Board”) upon any issuance of the Preferred Stock of any series.

(b)           Voting.  Except as otherwise provided herein or required by applicable law,  holders of Common Stock shall be entitled to one vote for each share of Common Stock held as of the applicable record date on any matter that is submitted to a vote or for the consent of the shareholders of the Corporation.  Holders of Common Stock shall not be entitled to cumulate their votes for the election of directors or any other matter submitted to a vote of the shareholders of the Corporation.

(c)           Dividends.  Subject to the provisions of the Preferred Stock, the holders of Common Stock shall be entitled to receive pro rata among all holders of Common Stock at the same rate per share of each class of Common Stock dividends as and when dividends are declared or paid with respect to shares of Common Stock.

(d)           Liquidation.  Subject to the provisions of the Preferred Stock, the holders of Common Stock shall be entitled to participate pro rata at the same rate per share of each class of Common Stock in all distributions to the holders of Common Stock in any liquidation, dissolution or winding up of the Corporation.

Section 2.               Preferred Stock.  Preferred Stock shall be issued in one or more series.  The Board is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof.  Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided.

Section 3.               Series A Redeemable Preferred Stock.  The designated powers, preferences and rights, and qualifications, limitations and restrictions thereof, of the Series A Redeemable Preferred Stock are as follows:

(a)           Number of Shares; Designation. A total of five thousand (5,000) shares of Preferred Stock are hereby designated as “Series A Redeemable Preferred Stock” (the “Series A Preferred Stock”).  The number of shares of Series A Preferred Stock may be increased (but not above the total number of authorized and undesignated shares of Preferred Stock) or decreased (but not below the number of shares of Series A Preferred Stock then outstanding) by a resolution of the Board filed with the Secretary of State of the State of Delaware.

(b)           Definitions.  For purposes of this Section 3:

(i)            “Accrued Dividends,” with respect to any share of any class or series, means an amount computed at the annual dividend rate for the class or series, from the date on which dividends on such share became cumulative to and including the date to which such dividends are to be accrued (whether or not such dividends have been declared), less the aggregate amount of all dividends previously paid on such share.

(ii)           “Affiliate” means, with respect to any entity, a person or entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the first mentioned entity

(iii)          “Business Day” means each Monday, Tuesday, Wednesday, Thursday or Friday on which banking institutions in Delaware are not authorized or obligated by law, regulation or executive order to close.

(iii)          “Change of Control” shall mean the occurrence of any of the following:

(A)          the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), directly or indirectly, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of equity securities of LT Parent (as defined below) representing more than 50% of the voting power of the then-outstanding equity securities of LT Parent entitled to vote generally in the election of directors (the “Outstanding LT Parent Voting Securities”); provided, that for purposes of this paragraph (A), the following acquisitions shall not constitute a Change of Control: (1) any acquisition by an Affiliate of LT Parent (including the Corporation), (2) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by LT Parent or any entity controlled by LT Parent, or (3) any acquisition by the Stockholder, any Affiliate of the Stockholder or any group in which any of them is a member (each, an “Excluded Party”); or

(B)           the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the capital stock or assets of LT Parent or the purchase of assets or stock of another entity (a “Business Combination”), in each case, unless immediately following such Business Combination, (1) individuals and entities who were beneficial owners of the

Outstanding LT Parent Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then outstanding combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns LT Parent or all or substantially all of LT Parent’s assets either directly or through one or more subsidiaries); and (2) no individual, entity or group (other than an Excluded Party) beneficially owns, directly or indirectly, more than 50% of the combined voting power of the then-outstanding voting securities of such entity, except to the extent that such ownership of LT Parent existed prior to the Business Combination;

(C)           the sale, transfer or disposition (by stock purchase, merger or otherwise) by LT Parent of equity securities of the Corporation representing more than 50% of the voting power of the then-outstanding equity securities of the Corporation entitled to vote generally in the election of directors, other than sales, transfers or dispositions to (1) any Affiliate of LT Parent, (2) any successor of LT Parent pursuant to a Business Combination transaction that does not constitute a Change of Control under paragraph (B) above, (3) any employee benefit plan (or related trust) sponsored or maintained by LT Parent or any entity controlled by LT Parent, or (4) any Excluded Party; or

(D)          the sale, transfer or disposition (by stock purchase, merger or otherwise) by the Corporation of (I) equity securities of LendingTree, LLC (or such other successor entity as shall operate the business conducted thereby)

representing more than 50% of the voting power of the then-outstanding equity securities of such entity entitled to vote generally in the election of directors or (II) all or substantially all of the assets of the Corporation or LendingTree, LLC, other than in the case of (I) or (II), sales, transfers or dispositions to (1) any Affiliate of LT Parent, (2) any successor of LT Parent pursuant to a Business Combination transaction that does not constitute a Change of Control under paragraph (B) above, (3) any employee benefit plan (or related trust) sponsored or maintained by LT Parent or any entity controlled by LT Parent, or (4) any Excluded Party.

(iv)          “Junior Stock” means the Common Stock of the Corporation and any other class or series of stock of the Corporation hereafter authorized over which the Series A Preferred Stock has preference or priority in the distribution of assets on any liquidation, dissolution or winding up of the Corporation.

(v)           “LT Parent” means Tree.com, Inc., a Delaware corporation, or such other ultimate parent entity of the Corporation following consummation of the LT Spin-Off.

(vi)          “LT Spin-Off” means the spin-off by IAC/InterActiveCorp to its shareholders of the subsidiaries operating the LendingTree businesses.

(vii)         “Parity Stock” means any class or series of stock of the Corporation hereafter authorized which ranks on parity with the Series A Preferred Stock in the distribution of assets on any liquidation, dissolution or winding up of the Corporation.

(viii)        “Senior Stock” means any class or series of stock of the Corporation hereafter authorized which ranks senior to the Series A Preferred Stock in the distribution of assets on any liquidation, dissolution or winding up of the Corporation

(c)           Dividends.             Holders of shares of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board, but only out of funds legally available therefor, cumulative cash dividends at the annual rate of 12% of the Liquidation Preference (as defined in Section 3(d) below) per share, per year (the “Dividend Rate”), payable quarterly on the first day of January, April, July and October, respectively (or, if any such date is not a Business Day, on the next succeeding Business Day) with respect to the quarterly dividend period (or portion thereof) ending on the day preceding such respective dividend payment date, to holders of record on the respective date, not more than 60 nor less than 10 days preceding such dividend payment date, fixed for that purpose by the Board in advance of payment of each particular dividend.  The dividends payable per share of Series A Preferred Stock for each quarterly dividend shall be computed by dividing the annual dividend rate by four.  Dividends on shares of Series A Preferred Stock shall be cumulative from the date of issuance thereof.  Unpaid dividends shall compound at a rate per annum equal to the Dividend Rate.

(d)           Liquidation Rights.

(i)            Voluntary or Involuntary Liquidation.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, holders of shares of Series A Preferred Stock shall be entitled, before any distribution or payment out of the assets of the Corporation may be made to or set aside for the holders of any junior stock, to receive in full an amount equal to $1,000.00 per share (the

“Liquidation Preference”), plus an amount equal to the amount of Accrued Dividends to the date of payment.

(ii)           Partial Payment.  If the assets of the Corporation are not sufficient to pay the Liquidation Preference in full to all holders of shares of Series A Preferred Stock, the amounts paid to the holders of shares of Series A Preferred Stock shall be pro rata in accordance with the respective aggregate liquidation preference of Series A Preferred Stock.

(iii)          Residual Distributions.  If the Liquidation Preference has been paid in full to all holders of shares of Series A Preferred Stock, the holders of Junior Stock shall be entitled to receive all remaining assets of the Corporation according to their respective rights and preferences.

(iv)          Consolidation and Merger Not Liquidation.  For purposes of this Section 3(d), the consolidation or merger of the Corporation with any other corporation, including a merger in which the holders of Series A Preferred Stock receive cash or other property for their shares, shall not constitute a liquidation, dissolution or winding up of the Corporation.

(e)           Redemption.

(i)            Mandatory Redemption.  On the fifth anniversary of the date on which the first shares of Series A Preferred Stock are issued (the “Mandatory Redemption Date”), the Corporation shall redeem all of the then-outstanding shares of Series A Preferred Stock at a price per share of Series A Preferred Stock, paid in cash, equal to the

Liquidation Preference, together with Accrued Dividends to the Mandatory Redemption Date, out of funds legally available therefor.  If the Corporation does not have sufficient funds or is not permitted under applicable law to redeem all of the outstanding shares of Series A Preferred Stock on the Mandatory Redemption Date, the Corporation shall use all legally available funds to effect such redemption with respect to the maximum number of shares of Series A Preferred Stock.  The Corporation shall allocate the shares of Series A Preferred Stock to be redeemed ratably among the holders of the outstanding shares in proportion to the number of such shares then held by each holder.  The shares of Series A Preferred Stock not redeemed shall remain outstanding and entitled to all of the rights and preferences provided herein.  Subject to the other provisions hereof, the Corporation shall redeem the balance of the shares of Series A Preferred Stock on the first date thereafter on which the Corporation may legally do so.

(ii)           Notice of Redemption.  Notice of the mandatory redemption of shares of Series A Preferred Stock shall be given by mail, by depositing the same in United States mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at such addresses as appears on the books of the Corporation.  Such mailing shall be at least 30 days and not more than 60 days before the date fixed for redemption.  Any notice mailed as provided in this subsection (ii) shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, and failure duly to give such notice by mail, or any defect in such notice or in the mailing thereof, to any holder of shares of Series A Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series A Preferred Stock.  The notice of mandatory redemption shall state (A) the redemption date, (B) the redemption price, (C) if less than all of the outstanding shares of Series A Preferred Stock are to be redeemed, the aggregate number of shares of Series A Preferred Stock to be redeemed and the number of shares held by the addressee of such notice to be redeemed; (D) the place or places where certificates evidencing the shares of Series A Preferred Stock are to be surrendered for payment of the redemption price and (E) that, on the redemption date, the redemption price shall become due and payable upon each such share of Series A Preferred Stock to be redeemed and that dividends on the shares of Series A Preferred Stock to be redeemed shall cease to accrue on the redemption date.

(iii)          Redemption Price.  Prior to any redemption date, the Corporation shall segregate and hold in trust an amount sufficient to pay the redemption price of all shares of Series A Preferred Stock to be redeemed on that date.

(iv)          Effectiveness of Redemption.  If notice of redemption has been duly given, and if on or before the redemption date specified in the notice all funds necessary for the redemption have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares called for redemption, so as to be and continue to be available therefor, then, notwithstanding that any certificate for any share so called for redemption has not been surrendered for cancellation, on and after the redemption date all shares so called for redemption shall cease to be outstanding and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable upon redemption, without interest.  Any funds unclaimed at the end of three years from the redemption date shall, to the extent permitted by law, be released to the Corporation, after which time the holders of the shares so called for redemption shall look only to the Corporation for payment of the redemption price of such shares.

(v)           Restrictions After Failure to Effect Full Redemption.  If and for so long as the Corporation fails to redeem, for any reason, all of the outstanding shares of Series A Preferred Stock pursuant to this Section 3(d), the Corporation shall not, directly or indirectly, (A) redeem or otherwise acquire any Parity Stock or discharge any mandatory or optional redemption, sinking fund or other similar obligation in respect of any Parity Stock (except in connection with a redemption, sinking fund or other similar obligation in which shares of Series A Preferred Stock receive a pro rata share) or (B) redeem or otherwise acquire any Junior Stock or discharge any mandatory or optional redemption, sinking fund or other similar obligation in respect of any Junior Stock.  From and after the date on which the Corporation fails to redeem any shares of Series A Preferred Stock and until the time that all such shares are redeemed, the dividend rate specified in Section 3(c) shall increase to 15% per annum.

(f)            Redemption Offer Upon Change of Control.

(i)            Change of Control Notice.  At least 20 days prior to the consummation by the Corporation of a transaction that would result in or constitute a Change of Control, the Corporation shall provide notice (the “Change of Control Notice”) to the holders of the Series A Preferred Stock; notice shall be given by mail, by depositing the same in United States mail, postage prepaid, addressed to the holders of record of the shares of Series A Preferred Stock at such addresses as appears on the books of the Corporation.  The Change of Control Notice shall indicate (A) that a Change of Control transaction is to occur or is proposed to occur; (B) that the holders of Series A Preferred Stock may elect to cause the Corporation to redeem all of the shares of Series A Preferred Stock held by such holder upon the occurrence of such Change of Control; (C) the estimated redemption price; (D) the means by which a holder may make a Redemption Election (as defined below) and present shares for redemption; and (E) that, on the redemption date, the redemption price shall become due and payable upon each such share of Series A Preferred Stock to be redeemed and that dividends on the shares of Series A Preferred Stock to be redeemed shall cease to accrue on the redemption date.  Any Change of Control Notice mailed as provided in this subsection (i) shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, and failure duly to give such notice by mail, or any defect in such notice or in the mailing thereof, to any holder of shares of Series A Preferred Stock shall not affect the validity of the proceedings for the redemption of any other shares of Series A Preferred Stock.

(ii)           Redemption Election.  For a period of twenty (20) days following the date on which the Change of Control Notice is first sent by the Corporation, the holders of the Series A Preferred Stock shall be permitted to elect to cause the Corporation to redeem all of the shares of Series A Preferred Stock held by such holder upon consummation of the Change of Control described in the Change of Control Notice by delivery of written notice to the Corporation (each, a “Redemption Election”) at the address set forth in the Change of Control Notice, accompanied by certificates representing shares to be redeemed.  If holders of a majority of the then-outstanding shares of Series A Preferred Stock elect to have their shares of Series A Preferred Stock redeemed, all holders of Series A Preferred Stock shall be deemed to have elected to have their shares of Series A

Preferred Stock redeemed.  Any obligation by the Corporation to redeem the Series A Preferred Stock pursuant to this Section 3(f) shall be conditioned on the consummation of the Change of Control.

(iii)          Redemption.  Immediately prior to, or concurrent with, the consummation of the Change of Control described in the Change of Control Notice, the Corporation shall redeem the then-outstanding shares of Series A Preferred Stock held by Stockholders making (or deemed to have made) a Redemption Election at a price per share of Series A Preferred Stock, paid in cash, equal to the Liquidation Preference, together with Accrued Dividends to the date of such redemption.

(iv)          Redemption Price.  Prior to the Change of Control, the Corporation shall segregate and hold in trust an amount sufficient to pay the redemption price of all shares of Series A Preferred Stock presented (or deemed presented) for redemption on that date, or make provisions in the relevant transaction documents providing for the Change of Control that the redemption will be completed using the proceeds received by the Company in the Change of Control transaction.

(iv)          Failure to Comply.  The Corporation may not consummate any transaction that would result in or constitute a Change of Control unless it has complied with its obligations with respect thereto under this Section 3(f).

(g)           Voting Rights.

(i)            General.  The holders of Series A shall not have any voting rights except as set forth in subsection (ii) below or as otherwise from time to time required by law.

(ii)           Amendment of Certificate of Incorporation.  So long as any shares of Series A Preferred Stock are outstanding, in addition to any other vote or consent of stockholders required by law, the vote or consent of the holders of at least a majority of the shares of Series A Preferred Stock at the time outstanding, voting separately as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for (A) effecting or validating, any amendment, alteration or repeal (including by merger or consolidation) of any of the provisions of the Certificate of Incorporation or of the By-Laws of the Corporation, that would alter or change the voting powers, preferences or special rights of the holders of shares of Series A Preferred Stock, or increase the number of authorized shares of Series A Preferred Stock or (B) issuing any shares of Senior Stock or Parity Stock.

(h)           Other Rights.  The shares of Series A shall not have any voting powers, preferences or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Certificate of Incorporation of the Corporation.

ARTICLE V

Unless and except to the extent that the By-Laws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

ARTICLE VI

In furtherance and not in limitation of the powers conferred by law, the Board is expressly authorized and empowered to make, alter and repeal the By-Laws of the Corporation by a majority vote at any regular or special meeting of the Board or by written consent, subject to the power of the stockholders of the Corporation to alter or repeal any By-Laws made by the Board.

ARTICLE VII

The Corporation reserves the right at any time from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and any other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article.

ARTICLE VIII

The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by the provisions of paragraph (7) of subsection (b) of Section 102 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented.

ARTICLE IX

The Corporation shall, to the fullest extent permitted by the provisions of Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section, and the indemnification provided of herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity whole holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

ARTICLE X

The name and mailing address of the incorporator is Anastasia Walkenberg, c/o IAC/InterActiveCorp, 555 West 18th Street, 8th Floor, New York, New York 10011.

IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Certificate of Incorporation to be executed by its duly authorized officer on this 18th day of August 2008.

/s/ Tanya M. Stanich
Name:	Tanya M. Stanich
Title:	Vice President and
Assistant Secretary